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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                 Clarcor Inc.
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                (Name of Registrant as Specified in Its Charter)
                                 Clarcor Inc.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                                   SUPPLEMENT
                            DATED FEBRUARY 23, 1999
                                       TO
                                PROXY STATEMENT
                                       OF
                                  CLARCOR INC.
                            DATED FEBRUARY 18, 1999

     Reference is made to the Proxy Statement dated February 18, 1999 of CLARCOR Inc., a Delaware corporation (the "Company"). The Proxy Statement relates to the Annual Meeting of Shareholders of the Company to be held March 23, 1999 as set forth in the Notice of Annual Meeting of Shareholders.

     In addition to the election of three directors, the Proxy Statement proposes an amendment to the Second Restated Certificate of Incorporation of the Company to increase the authorized number of shares of Preferred Stock of the Company from 1,300,000 shares to 5,000,000 shares and to increase the authorized number of shares of Common Stock from 30,000,000 to 60,000,000.

     The Proxy Statement erroneously sets forth the vote required to approve such amendment. The first sentence under the caption "Proposed Amendment to the Second Restated Certificate of Incorporation -- Voting on the Amendment" is corrected to read as follows:

"Approval of the proposed amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company."

     Accordingly, the proposed amendment will not be approved unless the holders of not less than a majority of the 23,980,125 shares of Common Stock outstanding on February 10, 1999 (the record date for the meeting) vote in favor of the amendment.

                                          By Order of the Board of Directors

                                          Marcia S. Blaylock
                                          Secretary
Rockford, Illinois
February 23, 1999